UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 25, 2023

NORWOOD FINANCIAL CORP

(Exact name of registrant as specified in its charter)

Pennsylvania	0-28364	23-2828306
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

717 Main Street, Honesdale, Pennsylvania	18431
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (570) 253-1455

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.10 per share	NWFL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

NORWOOD FINANCIAL CORP

INFORMATION TO BE INCLUDED IN THE REPORT

Section 5 - Corporate Governance and Management

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a)	On April 25, 2023, the Company held its annual meeting of stockholders in virtual format.

(b)	The following is a record of the vote on each matter presented at the annual meeting.

(1)    Election of Directors;

Nominee	For	Withheld	Broker Non-Vote
Joseph W. Adams	4,047,735	250,427	1,777,462
Kevin M. Lamont	3,868,101	430,061	1,777,462
Dr. Kenneth A. Phillips	3,834,066	464,096	1,777,462
Jeffrey S. Gifford	4,121,786	176,376	1,777,462

There were no abstentions in the election of directors.

(2)    Ratification of appointment of S.R. Snodgrass, P.C. as independent auditors for the fiscal year ending December 31, 2023;

For	Against	Abstain
5,822,089	13,130	240,405

There were no broker non-votes on the ratification of auditors.

(3)    Approval of non-binding resolution on executive compensation;

For	Against	Abstain	Broker Non-Vote
3,455,075	523,762	318,740	1,777,462

(4)    Whether advisory votes on executive compensation should occur every one, two or three years;

One Year	Two Years	Three Years	Abstain	Broker Non-Vote
1,719,912	142,505	2,297,272	138,118	1,777,462

On April 28, 2023, the Company issued a press release announcing the results of the Annual Meeting. For further information, reference is made to the press release dated April 28, 2023, which is filed herewith as Exhibit 99.1 and incorporated herein by this reference.

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits. The following exhibits are filed herewith:

Number	Description

99.1	Press Release dated April 28, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORWOOD FINANCIAL CORP

Date: April 28, 2023	By:	/s/ James O. Donnelly
James O. Donnelly
President and Chief Executive Officer
(Duly Authorized Representative)